SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 19, 2001

                             STEELTON BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)



         Pennsylvania                 0-26499               25-1830745
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(State or Other Jurisdiction   (Commission File No.)       (IRS Employer
     of Incorporation)                                 Identification Number)



  51 South Front Street, Steelton, PA                        17113
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:          (717) 939-1966
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
---------------------

         On October 19, 2001, the Registrant announced that the Registrant's Board of Directors had declared a 5% stock dividend payable December 15, 2001 to shareholders of record December 1, 2001, with cash to be paid in lieu of fractional shares.

         Reference is made to the Press Release dated October 19, 2001, attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         ------------------------------------------------------


Exhibit 99 -- Press Release dated October 19, 2001
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              STEELTON BANCORP, INC.


Date: October 19, 2001                   By:  /s/James S. Nelson
                                              -------------------------
                                              James S. Nelson
                                              Executive Vice President